UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  April 30, 2018

Item 1. Report to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Semi-Annual Report

April 30, 2018

Rareview Longevity Income Generation Fund

June 29, 2018

Dear Shareholder,

Above all else, the period was marked by upward pressure on US interest rates. Most noteworthy was that both monetary and fiscal policy drove yields substantially higher, not one or the other.

The current interest rate hiking cycle began in December 2015. Since then, the Federal Reserve (“Fed”) has raised interest rates six times by 0.25%, or 1.50% in total. Looking forward to June 2019, the US Treasury market currently discounts the Fed raising interest rates three or four more times.

Also, the Fed set out to boldly go where no central bank has gone before. That is, in October 2017, the Fed began unwinding the $4.5 trillion of government debt on its balance sheet. Because this exercise drains liquidity from the system, this is known as Quantitative Tightening (“QT”), the opposite of Quantitative Easing (“QE”). Currently, the Fed is reducing the balance sheet by $30 billion per month. The pace is expected to accelerate to $50 billion per month in the third quarter of this year. As a yardstick for monetary tightening, every $100 billion of normalization equates to a 0.10% rise in interest rates. Therefore, the balance sheet reduction this year will feel like the Fed raised interest rates an additional 0.40%.

Rarely do countries ease fiscal policy when the economy nears full employment, but the US did so twice during the period, including $1.5 trillion in tax reform over 10 years and a $400 billion bipartisan budget agreement for the next two years. Add in the $100-200 billion hurricane rebuild effort that was currently underway, and the risk of an unprecedented third fiscal stimulus – an infrastructure plan – and it is easier to understand why investors became concerned about even higher interest rates. After all, the increase in Government issuance of US Treasuries required to meet this large deficit expansion will be a record. Finally, the deficit hawks were silenced because the Government’s debt ceiling was removed for the next two years. As a result, it became common practice in the professional investment community to argue that interest rates will move higher because the path of fiscal policy is not sustainable and will lead to larger twin deficits and long-term sovereign credit rating downgrades.

To add fuel to the fire, all this happened at a time when the multi-year recovery process in crude oil was nearing completion, and the supply/demand dynamics began shifting to a deficit from a surplus. During the period, crude oil rose 30%. Since crude oil is the key driver of inflation expectation, and the long-end of the US yield curve is the most sensitive to inflation, each 15% sustained move higher in crude oil historically leads to 0.10% higher in 10 yr Treasury yields.

Never in my career have I seen sentiment regarding higher interest rates this one-sided. Every market missionary – from central banks to Wall Street to money managers – is steadfast in supporting this story and declaring victory well in advance.

Collectively, since the bond market can discount probabilities of future interest rate hikes well out into the future, the adjustment was severe across the yield curve.

Yield Curve	September 2017 Low	April 2018 High	Increase
2-Year	1.26%	2.49%	1.23%
5-Year	1.63%	2.84%	1.21%
7-Year	1.87%	2.97%	1.10%
10-Year	2.04%	3.03%	0.99%
30-Year	2.66%	3.22%	0.66%

Rareview Longevity Income Generation Fund

Traditionally, risky asset markets can absorb a 1-standard deviation move per month in bond yields or about 0.10% of higher interest rates. However, 0.30% is too much to handle in a 30-day window. After moving 0.25% higher in January, the steepest amount during the period, the US equity market buckled under the upward pressure on interest rates at the end of January.

Over the following week, the CBOE Volatility Index, which reflects the market’s estimate of future volatility, increased to 50 from 12, a record. Over those six days, the S&P 500 dropped 12%. While the stock market recouped 75% of those losses over the following three weeks, it has yet to recapture the all-time high price set in January 2018.

Ultimately, I believe that financial assets are underestimating the implications of the Fed tightening. Currently, broad markets are priced for the Fed to nail the challenge of tightening at just the right pace to prevent either a slump or an overheating, a task that no central bank has ever accomplished without hardship.

So far, since the Fed moved into a more deliberate tightening campaign late last year, there has been a rolling bear market across asset classes, regions and sectors. The list of casualties or “pop-up” thunderstorms in the weakest links in the capital markets is noteworthy.

In December, the speculative bubble in cryptocurrencies popped. In January, there was a significant tightening in front-end funding markets, including Libor-OIS spread widening materially. In February, following the record move higher in the CBOE Volatility Index, multiple retail-oriented products that target lower volatility ceased to exist in the span of 24-hours. In the first five months of 2018, the equities of European banks entered a bear market. The Italian bond market, the seventh largest in the world, in response to the formation of a new populist government, witnessed their 5yr bond drop 6% in one-day. The currencies of Argentina, Turkey, and Brazil fell between 20-35%, while many other emerging market countries with a weak Balance of Payment profile suffered because of higher crude oil prices.

Next, in an extension from the weakest links in capital markets to one of the safest parts of the corporate capital structure, in the first quarter of 2018, at one point, US investment grade credit was annualizing total returns of -20%, the worst performance in 35 years.

Considering this extraordinary period of US monetary and fiscal policy and the long list of casualties across capital markets, we believe the Fund held up well.

So, what is next for your investment?

With the expectation that the Fed hiking cycle will continue to inflict pain, including moving on to stronger links within the capital markets, it is prudent to implement less risky bond and stock strategies for this environment. Specifically, on a risk-adjusted basis, a barbell strategy of municipal bond and equity overwrite and covered call closed-end funds.

Rareview Longevity Income Generation Fund

The Fed reached a neutral stance of policy after they raised interest rates at the March 2018 Federal Open Market Committee (“FOMC”) meeting. On a forward basis, the interest rate market is priced for the slope of the yield curve to go to zero in the next six-to-nine months, and invert if the Fed continues to raise interest rates, the risk of a financial accident rises as the yield curve inverts. At this point, the incremental yield pickup from investing in more risky credit instruments relative to municipal bond closed-end funds is non-existent.

The entry point is opportunistic. For example, municipal bond closed-end fund discounts for our target holdings are at the widest point of this cycle, and are on par with, or wider, than the surprise “Taper Tantrum” in 2013 and the oil credit crisis in 2015.

We are constructive on the valuation and the potential to generate an above-average total return in this sector over the intermediate-term.

Next, equity market beta is likely to play less of a role in generating returns because the Fed is tightening into late-cycle conditions. Analysts expect earnings growth to stay high even as the causes for the improved earnings are dissipating. Options markets, or the implied probability of a 10% loss over the next 18-months, are pricing in a low chance of equity weakness. As a result, we believe risky assets are vulnerable to even a moderate downside scenario.

Because upward momentum in equities moderated and volatility increased, equity closed-end fund overwrite and covered call strategies may lead to a better risk-adjusted return. Due to the elevated level of implied volatility, the stand-still return from an overwrite or covered call strategy increases substantially.

With the reductions in more risky credit, an income replacement is required. While neither have a fantastic risk-to-reward valuation, on a relative basis, the equity overwrite and covered call strategies offer a better potential total return. The closed-end funds that the Fund holds have a distribution between 7% and 10%, and a lower beta to the S&P 500 of between 0.40 and 0.75.

In conclusion, we believe we are not far from the point where the general negative sentiment towards income-oriented assets in a rising interest rate environment is ending. Until then, we continue to invest your assets in a diversified portfolio of income-bearing assets with an emphasis on municipal and equity overwrite and covered call closed-end fund strategies. Along the way, we seek to capture inefficiencies in the closed-end fund marketplace, the only product that has three potential return streams: high-income distribution, discount-to-NAV capture, and share price appreciation.

For periodic commentary on the closed-end fund marketplace and other relevant topics, please visit our Adviser’s website at www.rareviewcapital.com.

Rareview Longevity Income Generation Fund

Should you have questions about your account or require assistance, please visit the Fund’s website at www.rareviewfunds.com, or call our customer service team at 1-888-783-8637.

We value your trust and confidence in the Fund and thank you for your investment.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth. The CBOE Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk. The VIX is often referred to as the “investor fear gauge.” The Libor-OIS Spread is the difference between the London Interbank Offered Rate (LIBOR) and the Overnight Indexed Swap (OIS) rate. Libor is the rate at which banks indicate they are willing to lend to other banks for a specified term of the loan. The OIS rate is the rate on a derivative contract on the overnight rate. Taper Tantrum: Federal Reserve Chairman, Ben Bernanke, announced that the central bank would begin paring back its $85-billion-a-month bond-buying program should the economic data continue to improve. This caused an aggressive stock market sell-off and a significant increase in interest rates. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio, in comparison to the market as a whole. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower than the net asset value of its components.

Rareview Longevity Income Generation Fund

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC.

Rareview Longevity Income Generation Fund

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The Fund’s investment strategy is to purchase closed-end funds (CEF’s) that invest across a diversified group of asset classes. Typical securities will include municipal bonds, investment-grade corporate bonds, high-yield corporate bonds, leveraged loans, emerging-market bonds, convertible debt securities, preferred stocks, US equities, emerging market equities, non-US equities, utility stocks, REIT’s, and MLPs. Normally, fixed-income securities will represent 60% or more of the Fund’s assets.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Cumulative Returns Through April 30, 2018
Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return for the period ended April 30, 2018

	Six Months(1)	One Year	Since Inception(2)
Rareview Longevity Income Generation Fund (Institutional)	-1.41%	0.44%	5.71%
Rareview Longevity Income Generation Fund (Retail)	-1.60%	0.13%	5.53%
Morningstar Multi-Asset High Income Index(3)	-0.54%	2.94%	5.55%
40% S&P 500/60% Bloomberg Barclays
Capital Aggregate Blend Index (40/60 Blend)(4)	0.46%	5.02%	6.79%

(1)	Cumulative return.
(2)	November 1, 2016.
(3)
The Morningstar Multi-Asset High Income Index is broadly diversified and seeks to deliver a high level of current income while maintaining long-term capital appreciation. It consists of a comprehensive set of ETFs that collectively target equity, fixed-income and alternative income sources. The Fund compares its performance in this semi-annual report to the Morningstar Multi-Asset High Income Index. The Funds’ Advisor believes the Morningstar Multi-Asset High Income Index is a more appropriate index against which

Rareview Longevity Income Generation Fund

to compare the Funds’ performance than the Funds’ former index, the 40/60 Blend, considering the Funds’ investment strategies, including those that may be characterized as multi-asset strategies. One cannot invest directly in an index.

(4)
The 40/60 Blend consists of 40% S&P 500 Total Return Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). One cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 1-888-783-8637. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

Overall: The Fund underperformed primarily due to closed-end fund discounts widening. In the first two months of 2018, closed-end fund discounts widened by approximately 2.5%, which accounted for the entirety of the Fund’s negative performance. The period of discount widening for closed-end funds began in September 2017 and lasted throughout the period. The discount widening highlights the general negative sentiment towards income-oriented assets in a rising interest rate environment.

Fixed Income: The Fund’s fixed income holdings outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index. The Fund owned bond funds with exposure to municipal bonds, investment grade corporate credit, high yield corporate credit, mortgage-backed securities, floating rate loans, and emerging market debt. The Fund held minimal exposure to U.S. treasuries and agencies, which dominate the benchmark. Despite rising interest rates that generally hurt all fixed income, the former outweighed the latter grouping.

Equities: The Fund’s equity holdings, including alternative sources of income, underperformed the S&P 500. Domestic outperformed international stock indices, which led to underperformance. Interest rate sensitive equities – REIT’s and utilities – underperformed due to rising interest rates. Strategies to manage U.S. equity risk, while reducing the overall volatility of the portfolio, added to performance less than anticipated.

Derivatives: During the period, the Fund held derivatives, including futures and options, which were utilized to manage the portfolio’s exposures and mitigate risk during periods of market distress. Overall, the use of derivatives on a systematic and discretionary basis moderately contributed to performance.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2018?

Asset Allocation: During the second half of January 2018, there was a structural downgrade in our quantitative asset allocation signal to very risk negative. While the tactical signals remained positive and could be traded through a bounce back in the equity market, the risk exposure in the credit markets was very asymmetric to wider credit spreads, especially after the degree of spread tightening in January 2018. This downgrade was the primary driver of our decision making for the remainder of the period. To end the period, the Fund’s fixed income holdings are near the high end and the equity holdings at the low end of their allocation bands.

Rareview Longevity Income Generation Fund

Closed-End Fund Positioning: Municipal bonds remain the cheapest closed-end fund sector in the entire universe. As such, this has contributed to a larger weighting in the Fund. The valuation of the investment grade corporate sector significantly cheapened in the early part of 2018 because of higher interest rates, leading to an increase in the weighting. In conjunction with most fixed income assets that are sensitive to interest rates having a favorable investment outlook, the valuations of these sectors in closed-end funds is also very cheap. This has contributed to the Fund’s higher weighting in fixed income. After a negative shock in February, discounts in most equity sectors have gradually re-tightened and remain expensive. For a more defensive profile, equity positioning is geared to overwrite and covered call strategies.

Cash: The cash constraints in our asset allocation are 0 to 24%. Due to the underlying leverage in closed-end funds, which is about 1.25x on average, if needed, we can neutralize the entire leverage to reduce the overall portfolio exposure. The Fund’s cash position averaged 10.3% during the period. The cash balance at the end of the period was 16%. The higher cash balance than the period average was primarily because of significant inflows into the Fund in mid-April and equity volatility remain elevated.

Rareview Longevity Income Generation Fund

Investment Vehicle Allocation(1) (% of Net Assets) (Unaudited)
April 30, 2018

■	Closed-End Funds
■	Exchange Traded Funds
■	Cash & Cash Equivalents
■	Purchased Options
■	Other Assets in Excess of Liabilities

(1)
Data expressed as a percentage of closed-end funds, exchange traded funds, purchased options and cash & cash equivalents and other assets in excess of liabilities as of April 30, 2018.  Data expressed excludes written options. Please refer to the Schedule of Investments and Schedule of Options Written for more details on the Fund’s individual holdings.

*	Amount calculated is less than 0.5%.

Asset Class Allocation(2) (% of Net Assets) (Unaudited)
April 30, 2018

■	Cash & Cash Equivalent
■	International Equity
■	Domestic Equity
■	International Fixed Income
■	Domestic Fixed Income

(2)
Data expressed % of investments, at value, as of April 30, 2018. Asset Class Allocation and % of investments exclude securities sold short and financial derivative instruments, if any. Please refer to the Schedule of Investments and Schedule of Options Written for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
April 30, 2018

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(4/30/18)	Value (11/1/17)	Value (4/30/18)	Period (11/1/17 – 4/30/18)(1)
Institutional Class
Actual Expenses(2)	1.82%	$1,000.00	$ 985.90	$ 8.96
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.82%	$1,000.00	$1,015.77	$ 9.10
Retail Class
Actual Expenses(2)	2.08%	$1,000.00	$ 984.00	$10.23
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	2.08%	$1,000.00	$1,014.48	$10.39

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended April 30, 2018 of -1.41% and -1.60% for Institutional Class and Retail Class, respectively.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited)
April 30, 2018

	Shares	Value
CLOSED-END FUNDS – 84.50%
Aberdeen Asia-Pacific Income Fund, Inc.	187,465	$856,715
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	55,848	712,620
Alpine Global Premier Properties Fund	107,743	687,400
Apollo Senior Floating Rate Fund, Inc.	7,048	118,195
BlackRock California Municipal Income Trust	62,413	807,000
BlackRock Credit Allocation Income Trust	63,091	791,161
BlackRock Debt Strategies Fund, Inc.	15,433	176,708
BlackRock Income Trust, Inc.	20,125	115,920
BlackRock Investment Quality Municipal Trust, Inc.	62,016	841,557
BlackRock Municipal Income Trust II	16,339	222,864
BlackRock MuniYield New York Quality Fund, Inc.	37,524	446,160
CBRE Clarion Global Real Estate Income Fund	16,838	124,938
DoubleLine Opportunistic Credit Fund	7,574	158,751
Eaton Vance Municipal Income Trust	66,268	772,022
Eaton Vance Risk-Managed Diversified Equity Income Fund	58,392	538,374
Eaton Vance Short Duration Diversified Income Fund	7,689	104,186
Flaherty & Crumrine Total Return Fund, Inc.	16,886	324,380
Goldman Sachs MLP Income Opportunities Fund	41,206	361,789
Invesco High Income 2023 Target Term Fund	18,094	180,035
Invesco Pennsylvania Value Municipal Income Trust	35,643	417,380
John Hancock Preferred Income Fund III	23,417	416,354
Kayne Anderson MLP Investment Company (a)	5,045	90,053
Morgan Stanley China A Share Fund	7,306	180,020
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	65,229	487,913
Nuveen AMT-Free Quality Municipal Income Fund	121,710	1,556,671
Nuveen Credit Strategies Income Fund	16,562	133,490
Nuveen Preferred Securities Income Fund	62,140	585,980
Pioneer High Income Trust	12,814	121,733
Pioneer Municipal High Income Advantage Trust	47,175	505,244
Pioneer Municipal High Income Trust	39,096	439,830
Prudential Global Short Duration High Yield Fund, Inc.	12,691	175,263
The Reaves Utility Income Fund	18,572	522,988
Voya Global Equity Dividend and Premium Opportunity Fund	73,575	542,984
Western Asset Emerging Markets Debt Fund, Inc.	38,811	548,788
Total Closed-End Funds
(Cost $15,670,894)		15,065,466

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2018

		Shares	Value
EXCHANGE TRADED FUNDS – 0.90%
iShares MSCI Malaysia ETF		4,581	$160,610
Total Exchange Traded Funds
(Cost $160,378)			160,610
		Notional
	Contracts	Amount
PURCHASED OPTIONS – 0.29%
Purchased Call Options – 0.27%
Crude Oil Futures
Settlement: August 2018,
Expiration Date: September 2018,
Exercise Price: $68.00	9	$609,120	31,050
Settlement: November 2018,
Expiration Date: December 2018,
Exercise Price: $70.00	6	395,940	17,880
Total Purchased Call Options			48,930

Purchased Put Options – 0.02%
10-Year U.S. Treasury Note Futures
Settlement: May 2018,
Expiration Date: June 2018,
Exercise Price: $117.50	91	10,885,875	2,844
Total Purchased Put Options			2,844
Total Purchased Options
(Cost $30,169)			51,774

		Shares
SHORT-TERM INVESTMENTS – 14.07%
Fidelity Investments Money Market Government Portfolio –
Class I, 1.55% (b)		2,508,457	2,508,457
Total Short-Term Investments
(Cost $2,508,457)			2,508,457
Total Investments
(Cost $18,369,898) – 99.76%			17,786,307
Other Assets in Excess of Liabilities – 0.24%			42,330
Total Net Assets – 100.00%			$17,828,637

ETF – Exchange-Traded Fund
MLP – Master Limited Partnership
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of April 30, 2018.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Written Options (Unaudited)
April 30, 2018

		Notional
	Contracts	Amount	Value
WRITTEN OPTIONS
Written Call Options
Crude Oil Future
Settlement: August 2018,
Expiration Date: September 2018,
Exercise Price: $81.00	9	$609,120	$3,780
Total Written Call Options			3,780
Total Written Options
(Premiums received $1,189)			$3,780

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities (Unaudited)
April 30, 2018

ASSETS:
Investments, at value (Cost $18,369,898)	$17,786,307
Receivable for fund shares issued	10,000
Dividends and interest receivable	28,651
Deposits at broker	99,487
Prepaid expenses and other receivables	28,277
Total assets	17,952,722

LIABILITIES:
Written option contracts, at value (Premiums received $1,189)	3,780
Payable to Adviser	2,224
Payable for investments purchased	57,214
Payable for distribution fees	3,057
Payable for trustees’ fees	4,959
Payable for administration and fund accounting fees	13,970
Payable for compliance fees	1,951
Payable for transfer agent fees	9,117
Payable for custodian fees	3,217
Broker interest payable	204
Accrued expenses and other liabilities	24,392
Total liabilities	124,085

NET ASSETS	$17,828,637

NET ASSETS CONSISTS OF:
Paid-in capital	$18,507,917
Accumulated net investment income	71,265
Accumulated net realized loss on investments,
written option contracts expired or closed, and future contracts	(164,363)
Net unrealized depreciation on:
Investments	(583,591)
Written option contracts	(2,591)
Net unrealized depreciation	(586,182)
Total net assets	$17,828,637

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$10,573,816	$7,254,821
Shares issued and outstanding(1)	1,045,028	716,946
Net asset value and offering price per share(2)	$10.12	$10.12

(1)	Unlimited shares authorized without par value.
(2)	The redemption fee is 2.00% of the amount redeemed on shares held 90 days or less.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement Of Operations (Unaudited)
For The Six Months Ended April 30, 2018

INVESTMENT INCOME:
Dividend Income	$578,630
Interest Income	10,037
Total investment income	588,667

EXPENSES:
Investment advisory fees (See note 3)	96,307
Administration and fund accounting fees (See note 3)	47,962
Transfer agent fees (See note 3)	27,294
Professional fees	17,998
Federal and state registration fees	17,843
Distribution fees – Retail Class (See note 5)	8,692
Compliance fees (See note 3)	5,950
Trustees’ fees (See note 3)	5,085
Reports to shareholders	4,912
Custodian fees (See note 3)	4,683
Shareholder servicing fees – Institutional Class (See Note 5)	2,319
Shareholder servicing fees – Retail Class (See Note 5)	2,237
Other	2,267
Broker interest expense	1,363
Total expense before reimbursement	244,912
Less: Expense reimbursement by Adviser (See note 3)	(89,853)
Net expenses	155,059
NET INVESTMENT INCOME	433,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(171,738)
Written option contracts expired or closed	4,119
Futures contracts	5,681
Net realized loss	(161,938)
Net change in unrealized depreciation on:
Investments	(493,893)
Written option contracts	(7,035)
Net change in unrealized depreciation	(500,928)
Net realized and net change in unrealized loss on investments	(662,866)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(229,258)

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Period
	April 30, 2018	Inception through
	(Unaudited)	October 31, 2017(1)
OPERATIONS:
Net investment income	$433,608	$258,972
Net realized gain (loss) on investments, written option contracts,
and futures contracts	(161,938)	296,475
Net change in unrealized depreciation
on investments and written option contracts	(500,928)	(85,254)
Net increase (decrease) in net assets resulting from operations	(229,258)	470,193

Institutional Class – Distributions to shareholders from: (See note 5)
Net investment income	(205,238)	(151,294)
Net realized gains	(150,034)	—
Total dividends and distributions – Institutional Class	(355,272)	(151,294)

Retail Class – Distributions to shareholders from: (See note 5)
Net investment income	(157,105)	(138,564)
Net realized gains	(118,213)	—
Total dividends and distributions – Retail Class	(275,318)	(138,564)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	2,144,646	16,363,504

NET INCREASE IN NET ASSETS	1,284,798	16,543,839

NET ASSETS:
Beginning of period	16,543,839	—
End of period, including accumulated
net investment income of $71,265 and $0	$17,828,637	$16,543,839

(1)	Inception date of the Fund was November 1, 2016.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets – Continued

(2)	A summary of capital share transactions is as follows:

	Six Months Ended		For the Period
	April 30, 2018		Inception through
	(Unaudited)		October 31, 2017(1)
SHARE TRANSACTIONS:	Shares	Amount	Shares	Amount
Institutional Class:
Issued	216,640	$2,198,287	911,737	$9,703,858
Issued to holders in reinvestment of dividends	25,845	269,507	8,218	88,031
Redeemed	(111,440)	(1,187,204)	(5,972)	(64,563)
Net increase in Institutional Class	131,045	$1,280,590	913,983	$9,727,326

Retail Class:
Issued	82,755	$858,793	735,835	$7,735,715
Issued to holders in reinvestment of dividends	26,264	273,902	12,884	137,520
Redeemed	(25,839)	(268,639)	(114,953)	(1,237,057	)+
Net increase in Retail Class	83,180	$864,056	633,766	$6,636,178
Net increase in shares outstanding	214,225	$2,144,646	1,547,749	$16,363,504

+	Net of redemption fees of $993.
(1)	Inception date of the Fund was November 1, 2016.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	Six Months Ended	For the Period
	April 30, 2018	Inception though
	(Unaudited)	October 31, 2017(#)
Institutional Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.29	0.39
Net realized and unrealized gain (loss) on investments(4)	(0.43)	0.62
Total from investment operations	(0.14)	1.01
Less distributions:
From net investment income	(0.25)	(0.32)
From net realized gains	(0.18)	—
Total distributions	(0.43)	(0.32)
Net asset value, end of period	$10.12	$10.69

TOTAL RETURN(5)	(1.41)%	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,574	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.94%	4.87%
After expense reimbursement(6)(7)	1.82%	1.78%
Ratio of net investment income to average net assets(6)	5.52%	3.69%
Portfolio turnover rate(5)(8)	163%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For an Institutional Class share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(8)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	Six Months Ended	For the Period
	April 30, 2018	Inception though
	(Unaudited)	October 31, 2017(#)
Retail Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.27	0.36
Net realized and unrealized gain (loss) on investments(4)	(0.42)	0.64
Total from investment operations	(0.15)	1.00
Redemption fees	—	0.00 (5)
Less distributions:
From net investment income	(0.24)	(0.31)
From net investment income	(0.18)	—
Total dividends and distributions	(0.42)	(0.31)
Net asset value, end of period	$10.12	$10.69

TOTAL RETURN(6)	(1.60)%	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,255	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	3.20%	5.19%
After expense reimbursement(7)(8)	2.08%	2.09%
Ratio of net investment income to average net assets(7)	5.25%	3.37%
Portfolio turnover rate(6)(9)	163%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For a Retail Class share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited)
April 30, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser.

The primary investment objective of the Fund is to generate long-term capital appreciation and income. The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, the Retail Class and the Institutional Class. Neither class shares have any front end sales loads or deferred sales charges; however, both classes have a 2.00% redemption fee on shares held 90 days or less, and a shareholder servicing fee of up to 0.15% of daily net assets. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies conform with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

non-exchange-traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively  traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”).

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy. The Fund did not hold any futures contracts as of April 30, 2018.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds,  credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2018:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$15,065,466	$—	$—	$15,065,466
Exchange Traded Funds	160,610	—	—	160,610
Purchased Call Options	—	48,930	—	48,930
Purchased Put Options	—	2,844	—	2,844
Short-Term Investments	2,508,457	—	—	2,508,457
Total	$17,734,533	$51,774	$—	$17,786,307

Liabilities
Written Call Options	$—	$3,780	$—	$3,780
Total Investments	$—	$3,780	$—	$3,780

The Fund did not have any Level 3 investments during the period. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended April 30, 2018, there were no transfers between levels.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

I.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 Fees are expensed at up to 0.25% of average daily net assets of Retail Class Shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

J.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

K.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased options and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

L.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

M.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the FASB Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

N.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended April 30, 2018, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	454	$3,028,088
Written Option Contracts	138	3,026,274

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2018:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Commodity Futures Contracts:
Purchased Option Contracts	Investments	$48,930
Interest Rate Futures Contracts
Purchased Option Contracts	Investments	2,844
Total		$51,774

	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Commodity Futures Contracts:
Written Option Contracts	Written Option Contracts	$3,780
Total		$3,780

Statement of Operations

The effect of derivative instruments on the Statement of Operations as of April 30, 2018:
	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts*	Option Contracts	Contracts	Total
Equity Contracts	$(91,198)	$7,986	$5,681	$(77,531)
Equity Futures Contracts	122,385	(24,262)	—	98,123
Commodity Futures Contracts	52,615	—	—	52,615
Interest Rate Contracts	—	20,395	—	20,395
Interest Rate Futures Contracts	(50,660)	—	—	(50,660)
Total	$33,142	$4,119	$5,681	$42,942

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased	Written
Derivatives	Option Contracts**	Option Contracts	Total
Commodity Futures Contracts	$34,555	$(2,591)	$31,964
Equity Contracts	23,562	(3,356)	20,206
Interest Rate Futures Contracts	(14,038)	(1,088)	(15,126)
Total	$44,079	$(7,035)	$37,044

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2020	$227,968
04/30/2021	$89,853

USBFS acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s  expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended April 30, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. At April 30, 2018, 73.10% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At April 30, 2018, 32.20% of the shares outstanding of the Institutional Class was owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

period ended October 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended October 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Investments
Tax Cost of Investments*	$16,627,333
Unrealized Appreciation	139,979
Unrealized Depreciation	225,993)
Net Unrealized Appreciation (Depreciation)	(86,014)
Undistributed Ordinary Income	256,834
Undistributed Long-term Capital Gain	11,404
Distributable Earnings	268,238
Other Accumulated Gain/(Loss)	(1,656)
Total Accumulated Gain/(Loss)	$180,568

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2017, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended October 31, 2017, the Fund  does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended October 31, 2017, the following table shows the reclassifications made:

Accumulated Undistributed
Accumulated	Net Realized Gain on
Undistributed Net	Investments, Written Option Contracts
Investment Income	Expired or Closed, and Futures Contracts	Paid-in Capital
$30,886	$(30,653)	$(233)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

The tax character of distributions paid during the period ended April 30, 2018, were as follows:

	2018	2017
Institutional Class
Ordinary Income*	$348,892	$151,294
Long-Term Capital Gains	6,380	—
Total Distributions Paid	$355,272	$151,294

	2018	2017
Retail Class
Ordinary Income*	$270,291	$138,564
Long-Term Capital Gains	5,027	—
Total Distributions Paid	$275,318	$138,564

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended April 30, 2018, the Retail Class incurred expenses of $8,692 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended April 30, 2018, the Retail Class and Institutional Class incurred expenses of $2,237 and $2,319 pursuant to the  Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.75%.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2018

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the period ended April 30, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$24,365,462	$23,829,933

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Refer to Note 2 N. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Liabilities:
Description
Written Option Contracts*	$3,780	$—	$3,780	$3,780	$—	$—
	$3,780	$—	$3,780	$3,780	$—	$—

*	Interactive Brokers is the prime broker for all written options.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
April 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 9.16%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2017 was 4.67%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 10.52%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*  /s/ John Hedrick
   John Hedrick, President

Date  6/29/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Hedrick
   John Hedrick, President

Date  6/29/18

By (Signature and Title)*  /s/ David Cox
   David Cox, Treasurer

Date  6/29/18

* Print the name and title of each signing officer under his or her signature.